UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  November 11, 2008

                        Total Nutraceutical Solutions
               ----------------------------------------------
               (Name of Small Business Issuer in its Charter)

            Nevada                    0-52864             26-0561199
 ----------------------------       ------------       ------------------
 (State or other jurisdiction       (Commission          (IRS Employer
      of incorporation)             File Number)       Identification No.)

          2811 Reidville Road, Suite 23, Spartanburg, SC  29301
          -----------------------------------------------------
                (Address of principal executive offices)

                             (864) 316-2909
                       ---------------------------
                       (Issuer's telephone number)

                                      n/a
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

=============================================================================

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in
Fiscal Year

On November 11, 2008, the Total Nutraceutical Solutions (the "Registrant" or the "Company") changed its year-end to December 31 from July 31. Management believes the change was necessary to improve the controls and procedures of the Company's financials.

In order for the Company to keep its financial reporting requirements current, the Company plans to file a Form 10Q for the period September 30, 2008.


Item 8  - Other Events

Cancellation of Common Stock
----------------------------

On or about July 10, 2008, the Company issued 20,000,000 unregistered common shares, par value $0.001 to Marvin Hausman, M.D., for cash. Subsequent to this issuance, Dr. Hausman became a director and chief executive officer of the Company. In the best interests of the Company and its shareholders, Dr. Hausman has agreed to cancel 10,000,000 of his common shares. These 10,000,000 shares represent approximately seventeen (17) percent of the issued and outstanding shares of the Company. Dr. Hausman does not have any disagreements with the Company on any matter relating to its operations, policies or practices.

On or about November 1, 2008, Dr. Hausman returned to the Treasury and the Company's transfer agent cancelled 10,000,000 shares of it common stock, $0.001 par value per share, that had been outstanding in the name of Marvin Hausman, M.D. Following the cancellation of these shares, the Company will have 49,423,750 common shares issued and outstanding.

Dr. Hausman remains the largest shareholder in the Company, owning 10,000,000 shares or twenty (20) percent of the issued and outstanding common shares.



This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the common shares issued to the accredited investors in connection with the above referenced raising of capital. Nor shall there be any sale of the aforementioned securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state. None of the foregoing securities have been registered under the Securities Act of 1933, and the foregoing may not be offered or sold in the United States absent registration or availability of an applicable exemption from registration.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                 Total Nutraceutical Solutions
                                 -----------------------------
                                           Registrant


                                By: /s/ Frank Arnone
                                ------------------------------------
                                Name:   Frank Arnone
                                Title:  President/Director




Dated:  November 13, 2008